SIT MUTUAL FUNDS, INC.
                               4600 NORWEST CENTER
                             90 SOUTH SEVENTH STREET
                          MINNEAPOLIS, MINNESOTA 55402


                                  May 22, 2000



To the Shareholders of Sit Regional Growth Fund:


         I am writing to inform you of a Special Meeting of the shareholders of Sit Regional Growth Fund ("Regional Fund"), a series of Sit Mutual Funds, Inc., that will be held at 9:00 a.m. on Thursday, June 15, 2000 at the offices of Sit Investment Associates, Inc., 4600 Norwest Center, 90 South Seventh Street, Minneapolis, Minnesota. The purpose of this meeting is to vote on a proposal to combine Regional Fund into Sit Large Cap Growth Fund, Inc. ("Large Cap Fund"). If the proposed reorganization is approved, you will receive shares of Large Cap Fund with a value equal to the value of your Regional Fund shares.


         The attached Prospectus/Proxy Statement provides you with additional information about the proposed reorganization and a comparison of the two Funds. There is also attached a "Q&A" which should provide answers to many of your questions. We urge you to read all of the enclosed materials carefully.

         Sit Mutual Funds' Board of Directors has approved the proposed combination of the Funds and recommends it for your approval. I encourage you to vote "FOR" the proposal, and ask that you please send your completed proxy ballot in as soon as possible to help save the cost of additional solicitations. As always, we thank you for your confidence and support.

                                       Sincerely,


                                       /s/ Mary K. Stern


                                       Mary K. Stern
                                       President

                           WHAT YOU SHOULD KNOW ABOUT
                        THIS PROPOSED FUND REORGANIZATION



         THE BOARD OF DIRECTORS OF SIT MUTUAL FUNDS ENCOURAGES YOU TO READ THE ATTACHED PROSPECTUS/PROXY STATEMENT CAREFULLY. THE FOLLOWING IS A BRIEF OVERVIEW OF THE KEY ISSUES.


WHY IS MY FUND HOLDING A SPECIAL SHAREHOLDERS MEETING?

         The meeting is being called to ask you to approve the reorganization of Regional Fund into Large Cap Fund, a similar fund in the Sit fund family. If shareholders vote in favor of the reorganization, Large Cap Fund will acquire all of the assets of Regional Fund and your shares of Regional Fund will be exchanged for shares of Large Cap Fund with the same net asset value.

WHY WAS THE REORGANIZATION PROPOSED?


         Sit Investment Associates, Inc. (the "Adviser), the investment adviser to both Regional Fund and Large Cap Fund, recommended the reorganization to the Board because it believes that Regional Fund is unlikely to grow to a size that is economically viable. At May 4, 2000, Regional Fund had net assets of less than $7 million. The small size of the Fund makes portfolio management difficult. The Fund cannot maintain the level of investment diversification that the Adviser desires. In addition, the Fund's midwestern geographic focus precludes the Fund from taking advantage of a number of investment opportunities available in other areas of the country. Large Cap Fund is a much larger Fund, with net assets of approximately $166 million at May 4, 2000. Therefore, Large Cap Fund is able to achieve greater investment diversification. In addition, Large Cap Fund is not subject to any geographic limitations on its investments.


ARE THERE ANY OTHER ADVANTAGES TO MERGING THE FUNDS?

         The contractual advisory fee for Large Cap Fund is lower than for Regional Fund. Because the Adviser pays all Fund expenses (other than interest, brokerage commissions, transaction charges and certain extraordinary expenses), overall expenses will be lower for Large Cap Fund. During the past year, the Adviser waived fees for Regional Fund so that overall expenses were the same for the two Funds. However, the Adviser is not obligated to continue these waivers after December 31, 2000.


         The potential benefits and possible disadvantages of merging the Funds are explained in more detail in the attached Prospectus/Proxy Statement.


HOW ARE REGIONAL FUND AND LARGE CAP FUND ALIKE?  HOW DO THEY DIFFER?

         The investment objectives of these Funds are identical; each has an objective of maximizing long-term capital appreciation. In addition, each Fund invests in growth-oriented companies that the Adviser believes exhibit the potential for superior growth. However, there are differences in the Funds' investment strategies:

         * Large Cap Fund invests at least 65% of its total assets in stocks of large cap companies - that is, companies with capitalizations of $5 billion or more at the time of purchase.

         * Regional Fund's investments include stocks of small, mid and large cap companies.

         * Large Cap Fund invests primarily in stocks of domestic companies, but is not subject to any other geographic limitation on its investments.

         * Regional Fund invests at least 80% of its total assets in common stocks of companies with their headquarters in a midwest region comprised of Minnesota, Iowa, Missouri, North Dakota, South Dakota, Nebraska, Kansas, Wisconsin, Illinois, Michigan, Indiana and Ohio.

WHAT HAPPENS IF SHAREHOLDERS DECIDE IN FAVOR OF A REORGANIZATION?


         The reorganization cannot occur until the Funds obtain from the Securities and Exchange Commission certain exemptive relief from the provisions of the Investment Company Act of 1940. Although the Funds believe that they will obtain this relief, they cannot be certain of this, nor can they predict when the required relief will be obtained. After the exemptive relief is granted, a closing date will be set for the reorganization. Shareholders will receive full and fractional shares of Large Cap Fund equal in value to the shares of Regional Fund that they owned immediately prior to the reorganization.

WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE THE REORGANIZATION?

         If shareholders do not approve the reorganization, Regional Fund initially will continue to be managed as a separate fund in accordance with its current investment objective and investment strategies. However, the Board of Directors may consider other alternatives, such as re-submission of the reorganization proposal to shareholders, submission of a liquidation proposal to shareholders or changes in the investment strategies of Regional Fund.


IF THE FUNDS MERGE, WILL THERE BE TAX CONSEQUENCES FOR ME?

         Unlike a transaction where you sell shares of one fund in order to buy shares of another, the reorganization will not be considered a taxable event. The Funds themselves will recognize no gains or losses on assets as a result of the reorganization. So you will not have reportable capital gains or losses due to the reorganization.

         However, you should consult your own tax advisor regarding any possible effect the proposed reorganization might have on you, given your personal circumstances - particularly regarding state and local taxes.

WHO WILL PAY FOR THIS REORGANIZATION?

         The expenses of the reorganization, including legal expenses, printing, packaging and postage, plus the costs of any supplementary solicitation, will be borne by the Adviser.

WHAT DOES THE BOARD OF DIRECTORS RECOMMEND?

         The Board of Directors recommends that you vote in favor of the reorganization. Before you do, however, be sure to study the issues involved and call us with any questions, then vote promptly to ensure that a quorum will be represented at the special shareholders meeting.

WHERE DO I GET MORE INFORMATION ABOUT LARGE CAP GROWTH FUND?

         Please call the Fund at (800) 332-5580 or (612) 334-5888.

                            SIT REGIONAL GROWTH FUND
                                   A SERIES OF
                             SIT MUTUAL FUNDS, INC.
                               4600 NORWEST CENTER
                             90 SOUTH SEVENTH STREET
                          MINNEAPOLIS, MINNESOTA 55402

                                 (612) 334-5888

                            ------------------------


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 15, 2000


                            ------------------------


To the Shareholders of Sit Regional Growth Fund:                    May 22, 2000

         NOTICE IS HEREBY GIVEN that a special meeting of shareholders of Sit Regional Growth Fund ("Regional Fund"), a series of Sit Mutual Funds, Inc. ("Sit Mutual Funds"), will be held at 9:00 a.m., Central time, on Thursday, June 15, 2000, at the offices of Sit Investment Associates, Inc., 4600 Norwest Center, 90 South Seventh Street, Minneapolis, Minnesota. The purpose of the special meeting is as follows:


         1. To consider and vote on a proposed Agreement and Plan of Reorganization (the "Plan") providing for (a) the acquisition of substantially all of the assets and the assumption of all liabilities of Regional Fund by Sit Large Cap Growth Fund, Inc. ("Large Cap Fund") in exchange for shares of common stock of Large Cap Fund having an aggregate net asset value equal to the aggregate value of the assets acquired (less the liabilities assumed) of Regional Fund and (b) the liquidation of Regional Fund and the pro rata distribution of Large Cap Fund shares to Regional Fund shareholders. Under the Plan, each Regional Fund shareholder will receive Large Cap Fund shares with a net asset value equal as of the effective time of the Plan to the net asset value of their Regional Fund shares. A vote in favor of the Plan will be considered a vote in favor of an amendment to the articles of incorporation of Sit Mutual Funds required to effect the reorganization contemplated by the Plan.

         2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

         Even if Regional Fund shareholders vote to approve the Plan, consummation of the Plan is subject to certain other conditions. See "Information About the Reorganization -- Plan of Reorganization" in the attached Prospectus/Proxy Statement.

         THE BOARD OF DIRECTORS OF SIT MUTUAL FUNDS RECOMMENDS APPROVAL OF THE PLAN.


         The close of business on May 12, 2000 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE RESPECTFULLY ASK FOR YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY. If you are present at the meeting, you may then revoke your proxy and vote in person, as explained in the Prospectus/Proxy Statement in the section entitled "Voting Information."

                                             By Order of the Board of Directors,

                                             MICHAEL J. RADMER
                                             SECRETARY

                           PROSPECTUS/PROXY STATEMENT
                               DATED MAY 22, 2000


                         SIT LARGE CAP GROWTH FUND, INC.
                             SIT MUTUAL FUNDS, INC.
                  4600 NORWEST CENTER, 90 SOUTH SEVENTH STREET
                          MINNEAPOLIS, MINNESOTA 55402
                                 (612) 334-5888


  ACQUISITION OF THE ASSETS OF SIT REGIONAL GROWTH FUND, A SERIES OF SIT MUTUAL FUNDS, INC., BY AND IN EXCHANGE FOR SHARES OF SIT LARGE CAP GROWTH FUND, INC.



         We are furnishing this combined Prospectus/Proxy Statement to the shareholders of Sit Regional Growth Fund ("Regional Fund"), a series of Sit Mutual Funds, Inc. ("Sit Mutual Funds"), in connection with a special meeting (the "Meeting") of Regional Fund shareholders to be held at the offices of Sit Investment Associates, Inc., 4600 Norwest Center, 90 South Seventh Street, Minneapolis, Minnesota, on June 15, 2000, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This Prospectus/Proxy Statement is first being mailed to Regional Fund shareholders on or about May 23, 2000.


         This Prospectus/Proxy Statement relates to a proposed Agreement and Plan of Reorganization (the "Plan") providing for (i) the acquisition of substantially all the assets and the assumption of all liabilities of Regional Fund by Sit Large Cap Growth Fund, Inc. ("Large Cap Fund") in exchange for shares of common stock of Large Cap Fund having an aggregate net asset value equal to the aggregate value of the assets acquired (less liabilities assumed) of Regional Fund, and (ii) the liquidation of Regional Fund and the pro rata distribution of its holdings of Large Cap Fund shares to Regional Fund shareholders. As a result of the acquisition, each Regional Fund shareholder will receive Large Cap Fund shares with a net asset value equal to the net asset value of their Regional Fund shares.

         Both Regional Fund and Large Cap Fund are diversified, open-end funds with investment objectives of maximizing long-term capital appreciation. The Funds' investment objectives, principal investment strategies and principal risks are described and compared below under "Information About Regional Fund and Large Cap Fund - Comparison of Investment Objectives, Principal Investment Strategies and Principal Risks."

         Because Regional Fund shareholders are being asked to approve a transaction that will result in their receiving shares of Large Cap Fund, this document also serves as a Prospectus for Large Cap Fund shares. This Prospectus/Proxy Statement concisely sets forth information about Large Cap Fund that shareholders of Regional Fund should know before voting on the Plan, and it should be retained for future reference.


     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
      THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         Additional information about Large Cap Fund has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to the Funds at 4600 Norwest Center, 90 South Seventh Street, Minneapolis, Minnesota 55402 or by calling (800) 332-5580. Information which has been filed with the Commission includes a Statement of Additional Information dated May 22, 2000 relating to this Prospectus/Proxy Statement, which is incorporated herein by reference. The Prospectus dated November 1, 1999 of Regional Fund and Large Cap Fund also is incorporated into this Prospectus/Proxy Statement by reference, and a copy accompanies this Prospectus/Proxy Statement. The documents listed below are incorporated by reference into the Statement of Additional Information and these items will be provided with any copy of the Statement of Additional Information which is requested. Any documents requested will be sent within one business day of receipt of the request by first class mail or other means designed to ensure equally prompt delivery.


         * The financial statements of Regional Fund and Large Cap Fund included in the Sit Stock Funds Annual Report for the fiscal year ended June 30, 1999 are incorporated by reference in the Statement of Additional Information relating to this Prospectus/Proxy Statement, and a copy of the Annual Report accompanies this Prospectus/Proxy Statement.

         * The financial statements of Regional Fund and Large Cap Fund included in the Sit Stock Funds Semi-Annual Report for the six-month period ended December 31, 1999 are incorporated by reference in the Statement of Additional Information relating to this Prospectus/Proxy Statement.

         * The Statement of Additional Information dated November 1, 1999 of Regional Fund and Large Cap Fund is incorporated by reference in its entirety in the Statement of Additional Information relating to this Prospectus/Proxy Statement.

         Also accompanying and attached to this Prospectus/Proxy Statement as Exhibit A is a copy of the Plan for the proposed Reorganization.

FEES AND EXPENSES

         The following table shows the fees and expenses that:

         * you currently bear as a Regional Fund shareholder (under the "Regional Fund" column);

         * shareholders of Large Cap Fund currently bear (under the "Large Cap Fund" column); and

         * you can expect to bear as a Large Cap Fund shareholder after the proposed reorganization (under the "Pro Forma" column).

Both Funds are no-load investments, so you will NOT pay any shareholder fees such as sales loads, redemption fees or exchange fees when you buy or sell shares of the Funds. However, when you hold shares of either Fund, you indirectly pay a portion of that Fund's operating expenses. These expenses are deducted from Fund assets.

                                                    REGIONAL   LARGE CAP    PRO
                                                      FUND       FUND      FORMA
                                                      ----       ----      -----
         SHAREHOLDER FEES (fees paid directly
         from your investment).....................    None      None      None

         ANNUAL FUND OPERATING EXPENSES
            (as a % of average net assets)
         Management Fees...........................  1.25%*     1.00%     1.00%
         Distribution (12b-1) Fees.................    None      None      None
         Other Expenses............................    None      None      None
                                                       ----      ----      ----
         Total Fund Operating Expenses.............  1.25%*     1.00%     1.00%

         EXAMPLE

         This example is intended to help you compare the cost of investing in each Fund with the cost of being a Large Cap Fund shareholder after the proposed reorganization. It assumes that you invest $10,000 in a Fund for the time periods indicated (with reinvestment of all dividends and distributions), that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that you redeem all of your shares at the end of those periods. Although your actual costs and returns may differ, based on these assumptions your costs would be:


         1 year....................................    $128      $103      $103
         3 years...................................    $399      $320      $320
         5 years...................................    $690      $555      $555
         10 years..................................  $1,518    $1,229    $1,229

--------------------

* Does not reflect the Adviser's waiver of fees for Regional Fund. As a result of fee waivers, actual management fees and total annual operating expenses for Regional Fund were 1.00% of average daily net assets for the fiscal year ended June 30, 1999. After December 31, 2000, fee waivers may be modified or terminated at any time by the Adviser.

                                     SUMMARY

         This summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement and in the documents incorporated into this Prospectus/Proxy Statement, and by reference to the Plan, a copy of which is attached to this Prospectus/Proxy Statement as Exhibit A. Regional Fund shareholders should review the accompanying documents carefully in connection with their review of this Prospectus/Proxy Statement.

PROPOSED REORGANIZATION

         The Plan provides for (i) the acquisition of substantially all of the assets and the assumption of all liabilities of Regional Fund by Large Cap Fund in exchange for shares of common stock of Large Cap Fund having an aggregate net asset value equal to the aggregate value of the assets acquired (less liabilities assumed) of Regional Fund and (ii) the liquidation of Regional Fund and the pro rata distribution of its holdings of Large Cap Fund shares to Regional Fund shareholders as of the effective time of the Reorganization (the "Effective Time"). As a result of the Reorganization, each shareholder of Regional Fund will receive Large Cap Fund shares with an aggregate net asset value equal to the aggregate net asset value of the shareholder's Regional Fund shares as of the Effective Time. See "Information About the Reorganization."

         For the reasons set forth below under "Information About the Reorganization -- Reasons for the Reorganization," the Board of Directors of Sit Mutual Funds, including all of the "non-interested" directors, as that term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), has concluded that the Reorganization would be in the best interests of the shareholders of Regional Fund and that the interests of Regional Fund's existing shareholders would not be diluted as a result of the transactions contemplated by the Reorganization. Therefore, the Board of Directors has approved the Reorganization and has submitted the Plan for approval by Regional Fund shareholders.

         The Board of Directors of Large Cap Fund also has concluded that the Reorganization would be in the best interests of Large Cap Fund's existing shareholders and has therefore approved the Reorganization on behalf of Large Cap Fund.

         Approval of the Plan will require the affirmative vote of a majority of the outstanding shares of Regional Fund.

TAX CONSEQUENCES

         Prior to completion of the Reorganization, Regional Fund will have received from counsel an opinion that, upon the Reorganization, no gain or loss will be recognized by Regional Fund or its shareholders for federal income tax purposes. The holding period and aggregate tax basis of Large Cap Fund shares that are received by each Regional Fund shareholder will be the same as the holding period and aggregate tax basis of Regional Fund shares previously held by those shareholders. In addition, the holding period and tax basis of the assets of Regional Fund in the hands of Large Cap Fund as a result of the Reorganization will be the same as in the hands of Regional Fund immediately prior to the Reorganization. See "Information About the Reorganization -- Federal Income Tax Consequences."

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

         Regional Fund and Large Cap Fund are both diversified, open-end funds with an investment objective of maximizing long-term capital appreciation. Both Funds invest primarily in common stocks of growth-oriented companies that the Adviser believes exhibit the potential for superior growth. However, the Funds' investment strategies differ in other respects.


         The Funds differ in their geographic focus. Regional Fund has a midwestern focus and invests at least 80% of its total assets in common stocks of companies with their headquarters in a region comprised of Minnesota, Iowa, Missouri, North Dakota, South Dakota, Nebraska, Kansas, Wisconsin, Illinois, Michigan, Indiana and Ohio. Large Cap Fund has no geographic restrictions on the companies in which it invests, and therefore may take advantage of investment opportunities available in all areas of the country.

         The Funds also differ with respect to the size of the companies in which they may invest. Regional Fund's investments may include stocks of small, mid and large cap companies. Large Cap Fund invests at least 65% of its total assets in the common stocks of companies with capitalizations of $5 billion or more at the time of purchase.


FEES AND EXPENSES


         Each Fund is a party to a separate Investment Management Agreement with the Adviser under which the Adviser manages the Fund's business and investment activities, subject to the authority of the board of directors. The Agreements require the Adviser to bear each Fund's expenses except interest, brokerage commissions and transaction charges and certain extraordinary expenses. The investment advisory fees for the two Funds, calculated as a percentage of Fund net assets, are 1.00% for Large Cap Fund and 1.25% for Regional Fund. Thus, if the Reorganization is approved, shareholders will experience lower contractual advisory fees as shareholders of Large Cap Fund. See "Fees and Expenses," above. For the fiscal year ended June 30, 1999, the Adviser waived a portion of its fee for Regional Fund, resulting in advisory fees equal to 1.00% of average daily net assets for the fiscal year. However, the Adviser may modify or discontinue voluntary waivers for Regional Fund at any time after December 31, 2000, in its sole discretion.

PURCHASE, EXCHANGE AND REDEMPTION PROCEDURES; DISTRIBUTION OF FUND SHARES

         Shares of Large Cap Fund received by Regional Fund shareholders in the Reorganization will be subject to the same purchase, exchange and redemption procedures that currently apply to Regional Fund shares. Shares of both Funds are offered at net asset value, without any sales charges. Shares of the Funds may be purchased, exchanged or sold on any day the New York Stock Exchange is open. The minimum initial investment generally is $2,000 for each Fund , with minimum additional investments of at least $100. For each Fund, shareholders may sell their shares and use the proceeds to buy shares of another Sit Mutual Fund at no cost. Purchase, exchange and redemption procedures are discussed in detail the accompanying prospectus of Large Cap Fund and Regional Fund under the caption "Shareholder Information."

         SIA Securities Corp. (the "Distributor"), an affiliate of the Adviser, is the distributor for both Funds. The Distributor markets the Funds' shares only to certain institutional and individual investors and all other sales of the Funds' shares are made by each Fund. The Distributor or the Adviser may enter into agreements under which various brokerage firms provide administrative services for customers who are beneficial owners of shares of the Funds. The Distributor or Adviser may compensate these firms for the services provided, with compensation based on the aggregate assets of customers that are invested in the Funds.


DIVIDENDS AND DISTRIBUTIONS

         Each Fund distributes an annual dividend from its net investment income. Capital gains, if any, are distributed at least once a year by each Fund. Dividend and capital gain distributions are automatically reinvested in additional shares of the Fund paying the distribution at the net asset value per share on the distribution date. However, for each Fund, shareholders may request that distributions be automatically reinvested in another Sit Mutual Fund, or paid in cash.

                                  RISK FACTORS

         Because each Fund invests primarily in common stocks, the risks of the two Funds are similar. Principal risks that apply to both Funds are "stock market risk" and "management risk." Because of its differing investment strategies, Regional Fund is also subject to "smaller company risk" and "risk of geographic limitation." Each of these risks is discussed below. All investments carry some degree of risk which will affect the value of each Fund's investments and investment performance and the price of its shares. IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN EITHER FUND.

         Each Fund is subject to the following risks:

         * STOCK MARKET RISK: The value of the stocks in which a Fund invests may go up or down in response to the activities of individual companies, the stock market and general economic conditions. Stock prices may decline over short or extended periods. As of the date of this Prospectus/Proxy Statement, U.S. stock markets and certain foreign markets are trading at or close to record high levels. There is no guarantee that such levels will continue.

         * MANAGEMENT RISK: A strategy used by the investment team may not produce the intended results.

         Regional Fund is subject to the following additional risks:

         * SMALLER COMPANY RISK: Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. In addition, small cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of change in their earnings and prospects.

         * RISK OF GEOGRAPHIC LIMITATION: Regional Fund's policy of investing primarily in a midwest geographic region means that the Fund will be subject to adverse economic, political or other developments in that region. The region in which the Fund principally invests has a diverse industrial base (including agriculture, mining, retail, transportation, utilities, heavy and light manufacturing, financial services, insurance, computer technology and medical technology); however, this industrial base is not as diverse as that of the country as a whole. Regional Fund therefore may be less diversified by industry and company than other funds with a similar investment objective and no geographic limitation, and its value may be more susceptible to adverse developments in that region than a more diversified fund.

         The investment securities and techniques of the Funds, and the risks associated therewith, are described in more detail in the Statement of Additional Information of the Funds.

                      INFORMATION ABOUT THE REORGANIZATION

REASONS FOR THE REORGANIZATION

         The Boards of Directors of both Regional Fund and Large Cap Fund, including all of the "non-interested" directors, have determined that it is advantageous to the respective Funds to combine Regional Fund with Large Cap Fund. As discussed in detail below under "Information About Regional Fund and Large Cap Fund," the Funds have identical investment objectives and similar investment strategies. The Funds also have the same investment adviser (with the same team of individuals managing both Funds) and the same distributor, auditors, legal counsel, custodian and transfer agent.

         Each Fund's Board of Directors has determined that the Reorganization is expected to provide certain benefits to its Fund and is in the best interests of that Fund and its shareholders. Each Board of Directors has also determined that the interests of the existing shareholders of its Fund will not be diluted as a result of the Reorganization. The Boards considered, among other things, the following factors in making such determinations:


         * The assessment of the Adviser that Regional Fund is unlikely to grow to a size which is economically viable. The Board considered the Adviser's assertion that the small size of the Fund makes portfolio management difficult. Regional Fund cannot maintain the level of investment diversification that the Adviser desires, whereas, as a much larger fund, Large Cap Fund is able to achieve greater investment diversification.


         * The Fund's midwestern geographic focus precludes the Fund from taking advantage of a number of investment opportunities available in other areas of the country. Large Cap Fund is not subject to any geographic limitations on its investments.

         * Regional Fund shareholders will experience a lower contractual management fee as a result of the Reorganization and, because the Adviser bears all Fund expenses (except interest, brokerage commissions and transaction charges and certain extraordinary expenses), lower total Fund operating expenses.

         *        The proposed Reorganization will be tax-free.

         * The terms and conditions of the Plan, including that the exchange of Regional Fund shares for Large Cap Fund shares will take place on a net asset value basis and that expenses of the Reorganization will be borne by the Adviser.

         The Boards concluded that the factors noted above render the proposed Reorganization fair to and in the best interests of shareholders of Regional Fund and Large Cap Fund.

PLAN OF REORGANIZATION

         The following summary of the proposed Plan and the Reorganization is qualified in its entirety by reference to the Plan attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, as of the Effective Time, Large Cap Fund will acquire all or substantially all of the assets and assume all liabilities of Regional Fund in exchange for Large Cap Fund shares having an aggregate net asset value equal to the aggregate value of the assets acquired (less liabilities assumed) from Regional Fund. For corporate law purposes the transaction is structured as a sale of the assets and assumption of the liabilities of Regional Fund in exchange for the issuance of Large Cap Fund shares to Regional Fund, followed immediately by the distribution of such Large Cap Fund shares to Regional Fund shareholders and the cancellation and retirement of outstanding Regional Fund shares. This reallocation of assets and liabilities and exchange of shares is accomplished under the Plan by amending the articles of incorporation of Sit Mutual Funds in the manner set forth in the amendment to Sit Mutual Funds' articles of incorporation included as Exhibit 1 to the Plan attached hereto as Exhibit A.

         Under the Plan, each holder of Regional Fund shares will receive, at the Effective Time, Large Cap Fund shares with an aggregate net asset value equal to the aggregate net asset value of Regional Fund shares owned by that shareholder immediately prior to the Effective Time. The net asset value per share of each Fund's shares will be computed as of the Effective Time using the valuation procedures set forth in the respective Funds' articles of incorporation and bylaws and then-current Prospectus and Statement of Additional Information and as may be required by the Investment Company Act.

         At the Effective Time, Large Cap Fund will issue to Regional Fund, and Regional Fund will distribute to Regional Fund's shareholders of record, determined as of the Effective Time, the Large Cap Fund shares issued in exchange for Regional Fund assets as described above. All outstanding shares of Regional Fund will then be canceled and retired and no additional shares representing interests in Regional Fund will be issued thereafter, and Regional Fund will be deemed to be liquidated. The distribution of Large Cap Fund shares to former Regional Fund shareholders will be accomplished by the establishment of accounts on the share records of Large Cap Fund in the names of Regional Fund shareholders, each representing the numbers of full and fractional Large Cap Fund shares due such shareholders.

         Regional Fund contemplates that it will make a distribution, immediately prior to the Effective Time, of all of its current year net income and net realized capital gains, if any, not previously distributed. This distribution will be taxable to Regional Fund shareholders subject to taxation.

         The consummation of the Reorganization is subject to the conditions set forth in the Plan, including, among others:

         *        approval of the Plan by the shareholders of Regional Fund;

         * obtaining the exemptive relief from the provisions of the Investment Company Act of 1940 that is required to consummate the Reorganization;

         * the delivery of the opinion of counsel described below under "--Federal Income Tax Consequences;"

         * the accuracy as of the Effective Time of the representations and warranties made by Regional Fund and Large Cap Fund in the Plan; and

         *        the delivery of customary closing certificates.

See the Plan attached to this Prospectus/Proxy Statement as Exhibit A for a complete listing of the conditions to the consummation of the Reorganization. The Plan may be terminated and the Reorganization abandoned at any time prior to the Effective Time, before or after approval by shareholders of Regional Fund, by resolution of the Board of Directors of either Regional Fund or Large Cap Fund, if circumstances should develop that, in the opinion of that Board, make proceeding with the consummation of the Plan and Reorganization not in the best interests of the respective Fund's shareholders.

         The Plan provides that all expenses incurred in connection with the Reorganization will be borne by the Adviser.


         Approval of the Plan will require the affirmative vote of a majority of the outstanding shares of Regional Fund. If the Plan is not approved, Regional Fund initially will continue to be managed as a separate fund in accordance with its current investment objective and investment strategies. However, the Board of Directors may consider other possible courses of action, such as re-submission of the reorganization proposal to shareholders, submission of a liquidation proposal to shareholders or changes in the investment strategies of Regional Fund. Regional Fund shareholders are not entitled to assert dissenters' rights of appraisal in connection with the Plan or Reorganization. See "Voting Information -- No Dissenters' Rights of Appraisal" below.


DESCRIPTION OF LARGE CAP FUND AND REGIONAL FUND SHARES


         Sit Mutual Funds offers its shares in a number of separate series, one of which is Regional Fund. Each share of a series has one vote (with proportionate voting for fractional shares) irrespective of the relative net asset values of the series' shares. On some issues, such as the election of directors, all shares of Sit Mutual Funds vote together as one series. On an issue affecting only a particular series, such as the Reorganization, the shares of the affected series vote separately. Large Cap Fund offers a single series of shares, each of which has one vote, with proportionate voting for fractional shares. All Large Cap Fund shares issued in the Reorganization will be fully paid and non-assessable and will not be entitled to pre-emptive or cumulative voting rights.


FEDERAL INCOME TAX CONSEQUENCES

         It is intended that the exchange of Large Cap Fund shares for Regional Fund's net assets and the distribution of those shares to Regional Fund's shareholders upon liquidation of Regional Fund will be treated as a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the "Code"), and that, for federal income tax purposes, no income, gain or loss will be recognized by Regional Fund's shareholders (except that Regional Fund contemplates that it will make a distribution, immediately prior to the Effective Time, of all of its current year net income and net realized capital gains, if any, not previously distributed, and this distribution will be taxable to Regional Fund shareholders subject to taxation). Regional Fund has not asked, nor does it plan to ask, the Internal Revenue Service to rule on the tax consequences of the Reorganization.

         As a condition to the closing of the Reorganization, the two Funds will receive an opinion from Dorsey & Whitney LLP, counsel to the Funds, based in part on certain representations to be furnished by each Fund, substantially to the effect that the federal income tax consequences of the Reorganization will be as follows:

         * the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and Large Cap Fund and Regional Fund each will qualify as a party to the Reorganization under Section 368(b) of the Code;

         * Regional Fund shareholders will recognize no income, gain or loss upon receipt, pursuant to the Reorganization, of Large Cap Fund shares. Regional Fund shareholders subject to taxation will recognize income upon receipt of any net investment income or net capital gains of Regional Fund which are distributed by Regional Fund prior to the Effective Time;

         * the tax basis of the Large Cap Fund shares received by each Regional Fund shareholder pursuant to the Reorganization will be equal to the tax basis of Regional Fund shares exchanged therefor;

         * the holding period of the Large Cap Fund shares received by each Regional Fund shareholder pursuant to the Reorganization will include the period during which the Regional Fund shareholder held the Regional Fund shares exchanged therefor, provided that the Regional Fund shares were held as a capital asset at the Effective Time;

         * Regional Fund will recognize no income, gain or loss by reason of the Reorganization;

         * Large Cap Fund will recognize no income, gain or loss by reason of the Reorganization;

         * the tax basis of the assets received by Large Cap Fund pursuant to the Reorganization will be the same as the basis of those assets in the hands of Regional Fund as of the Effective Time;

         * the holding period of the assets received by Large Cap Fund pursuant to the Reorganization will include the period during which such assets were held by Regional Fund; and

         * Large Cap Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of Regional Fund as of the Effective Time.

         Shareholders of Regional Fund should consult their tax advisors regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Since the foregoing discussion only relates to the federal income tax consequences of the Reorganization, shareholders of Regional Fund should consult their tax advisors as to state and local tax consequences, if any, of the Reorganization.

RECOMMENDATION AND VOTE REQUIRED

         The Board of Directors of Regional Fund, including the "non-interested" directors, recommends that shareholders of Regional Fund approve the Plan. Approval of the Plan will require the affirmative vote of a majority of the outstanding shares of Regional Fund.

               INFORMATION ABOUT REGIONAL FUND AND LARGE CAP FUND

         Information concerning Large Cap Fund and Regional Fund is incorporated into this Prospectus/Proxy Statement by reference from their current Prospectus dated November 1, 1999. That Prospectus accompanies this Prospectus/Proxy Statement and forms part of the Registration Statements of Large Cap Fund and Regional Fund on Form N-1A which have been filed with the Commission.


         Large Cap Fund and Regional Fund are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance with those requirements file reports and other information, including proxy materials, reports and charter documents, with the Commission. These proxy materials, reports and other information can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

         The investment objective of each Fund is to maximize long-term capital appreciation. The principal investment strategies that the Funds use to achieve this objective differ in a number of respects.

         Large Cap Fund seeks to achieve its objective by investing at least 65% of its total assets in the common stocks of domestic growth companies with capitalizations of $5 billion or more at the time of purchase.

         Regional Fund seeks to achieve its objective by investing at least 80% of its total assets in common stocks of companies with their headquarters in a midwest region comprised of Minnesota, Iowa, Missouri, North Dakota, South Dakota, Nebraska, Kansas, Wisconsin, Illinois, Michigan, Indiana and Ohio. The Fund's investments will include stocks of small, mid and large cap companies. Because of its geographic limitation and its ability to invest in stocks of smaller companies, Regional Fund is subject to additional risks when compared to Large Cap Fund. See "Risk Factors."

         For each Fund, the Adviser invests in growth-oriented companies that it believes exhibit the potential for superior growth. The Adviser believes that a company's earning growth is the primary determinant of its potential long-term return and evaluates a company's potential for above-average long-term earnings and revenue growth. Several factors are considered in the Adviser's evaluation of a company, including:

         *        unique product or service,

         *        growing product demand,

         *        dominant and growing market share,

         *        management experience and capabilities, and

        *         strong financial condition.


         When selling equity securities for either Fund, the Adviser considers several factors, including changes in the factors discussed above and anticipated earnings.


         The foregoing comparison is not a complete summary of the investment policies and restrictions of Regional Fund or Large Cap Fund. For more information on the investment policies and restrictions of the respective Funds, see the Statement of Additional Information of the Funds.

CAPITALIZATION


         The following table shows the capitalization of Regional Fund and of Large Cap Fund as of May 4, 2000 and on a pro forma basis as of that date, giving effect to the proposed Reorganization:


                     (In thousands, except per share values)

                                                REGIONAL   LARGE CAP
                                                  FUND       FUND      PRO FORMA
                                                  ----       ----      ---------


         Net assets...........................   $6,669     $166,406    $173,075
         Net asset value per share............   $13.82     $61.33      $61.33
         Shares outstanding...................   482        2,713       2,822


                               VOTING INFORMATION

GENERAL


         THIS PROSPECTUS/PROXY STATEMENT IS FURNISHED IN CONNECTION WITH A SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS OF REGIONAL FUND TO BE USED AT THE SPECIAL MEETING OF REGIONAL FUND SHAREHOLDERS TO BE HELD AT 9:00 A.M., CENTRAL TIME, ON JUNE 15, 2000, AT THE OFFICES OF THE ADVISER, 4600 NORWEST CENTER, 90 SOUTH SEVENTH STREET, MINNEAPOLIS, MINNESOTA AND AT ANY ADJOURNMENTS THEREOF. Only shareholders of record as of the close of business on May 12, 2000 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof. If the enclosed form of proxy is properly executed and returned on time to be voted at the Meeting, the proxies named in the form of proxy will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted "for" the proposed Plan and Reorganization. A proxy may be revoked by giving written notice, in person or by mail, of revocation before the Meeting to Regional Fund at its principal executive offices, 4600 Norwest Center, 90 South Seventh Street, Minneapolis, Minnesota, or by properly executing and submitting a later-dated proxy, or by voting in person at the Meeting.

         If a shareholder executes and returns a proxy but abstains from voting, the shares held by that shareholder will be deemed present at the Meeting for purposes of determining a quorum and will be included in determining the total number of votes cast. If a proxy is received from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Regional Fund shares (i.e., a broker "non-vote"), the shares represented by that proxy will not be considered present at the Meeting for purposes of determining a quorum and will not be included in determining the number of votes cast. Brokers and nominees will not have discretionary authority to vote shares for which instructions are not received from the beneficial owner.

         Approval of the Plan and Reorganization will require the affirmative vote described above under "Information About the Reorganization -- Recommendation and Vote Required."


         As of May 12, 2000, Regional Fund had 480,926 shares outstanding and entitled to vote at the Meeting. The following table sets forth, as of that date, (i) share ownership of individual directors and officers who own of record or beneficially more than one percent of the outstanding shares of Regional Fund; (ii) share ownership of all directors and officers as a group; and (iii) share ownership of those persons known by Regional Fund to own of record or beneficially more than 5% of the outstanding shares of such Fund. The persons named below have both record and beneficial ownership. Unless otherwise noted, the address of each person named below is 4600 Norwest Center, 90 South Seventh Street, Minneapolis, Minnesota 55402:



         REGIONAL FUND                        NUMBER OF
         RECORD HOLDER                        SHARES        PERCENTAGE OWNERSHIP
         -------------                        ------        --------------------


         Eugene C. Sit                          6,217               1.29%

         William B. Frenzel                     8,137               1.69%

         All officers and directors
         as a group                            14,354               2.98%

         Sit Investment Associates,
         Inc.*                                102,536              21.32%

         Minnesota Lawyers Mutual              46,456               9.66%
         3850 Norwest Center
         90 South Seventh Street
         Minneapolis, MN 55402


         ---------------
         * Includes shares owned by profit sharing plans of this and affiliated companies.

         As of May 12, 2000, the directors and officers of Large Cap Fund as a group owned less than one percent of the outstanding shares of such Fund, and the Fund knew of no person or entity which owned of record or beneficially more than 5% of the Fund's outstanding shares.

         Proxies are solicited by mail. Additional solicitations may be made by telephone or personal contact by officers or employees of the Adviser and its affiliates without cost to the Funds.


         In the event that sufficient votes to approve the Plan and Reorganization are not received by the date set for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for up to 120 days to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders.

INTERESTS OF CERTAIN PERSONS

         The following person affiliated with the Funds receives payments from Regional Fund and Large Cap Fund for services rendered pursuant to contractual arrangements with the Funds: Sit Investment Associates, Inc., as the investment adviser to each Fund, receives payments for its investment advisory and management services.

NO DISSENTERS' RIGHTS OF APPRAISAL

         Under the Investment Company Act, Regional Fund shareholders are not entitled to assert dissenters' rights of appraisal in connection with the Plan of Reorganization.

                        FINANCIAL STATEMENTS AND EXPERTS

         The audited statements of assets and liabilities, including the schedules of investments in securities, of Regional Fund and of Large Cap Fund as of June 30, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the periods indicated therein, and the financial highlights for the periods indicated therein, as included in the Annual Report of Regional Fund and Large Cap Fund for the fiscal year ended June 30, 1999, have been incorporated by reference into the Statement of Additional Information relating to this Prospectus/Proxy Statement in reliance on the reports of KPMG LLP, independent auditors for the Funds, given on the authority of such firm as experts in accounting and auditing.

                                  LEGAL MATTERS


         Certain legal matters concerning the issuance of the shares of Large Cap Fund to be issued in the Reorganization will be passed upon by Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402.

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

          SIT REGIONAL GROWTH FUND AND SIT LARGE CAP GROWTH FUND, INC.

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ____ day of _______, 2000, by and between Sit Mutual Funds, Inc. ("Sit Funds"), a Minnesota corporation, on behalf of its series Sit Regional Growth Fund ("Regional Fund"), and Sit Large Cap Growth Fund, Inc. ("Large Cap Fund"), a Minnesota corporation. As used in this Agreement, the term "Regional Fund" shall be construed to mean "Sit Funds on behalf of Regional Fund" where necessary to reflect the fact that a corporate series is generally considered the beneficiary of corporate level actions taken with respect to the series and is not itself recognized as a person under law. The shares of Regional Fund are designated in the amended and restated articles of incorporation of Sit Funds as the Series F shares of Sit Funds.

         This Agreement is intended to be and is adopted as a plan of reorganization and liquidation pursuant to Sections 368(a)(1)(C) and 368(a)(2)(G) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all or substantially all of the assets of Regional Fund to Large Cap Fund and the assumption by Large Cap Fund of all of the liabilities of Regional Fund in exchange solely for full and fractional shares of common stock, par value $.01 per share, of Large Cap Fund (the "Large Cap Fund Shares"), having an aggregate net asset value equal to the aggregate value of the assets acquired (less liabilities assumed) of Regional Fund, and the distribution of Large Cap Fund Shares to the shareholders of Regional Fund in liquidation of Regional Fund as provided herein, all upon the terms and conditions hereinafter set forth. The distribution of Large Cap Fund Shares to Regional Fund shareholders and the retirement and cancellation of Regional Fund shares will be effected pursuant to an amendment to the Articles of Incorporation of Sit Funds in the form attached hereto as Exhibit 1 (the "Amendment"), to be adopted by Sit Funds in accordance with the Minnesota Business Corporation Act.

         WITNESSETH:

         WHEREAS, each of Sit Funds and Large Cap Fund is a registered, open-end management investment company, with Sit Funds offering its shares of common stock in multiple series (each of which series represents a separate and distinct portfolio of assets and liabilities), one of those series being Regional Fund, and Large Cap Fund offering its shares of common stock in a single series;

         WHEREAS, Regional Fund owns securities which generally are assets of the character in which Large Cap Fund is permitted to invest; and

         WHEREAS, the Board of Directors of each of Sit Funds and Large Cap Fund has determined that the exchange of all or substantially all of the assets of Regional Fund for Large Cap Fund Shares and the assumption of all of the liabilities of Regional Fund by Large Cap Fund is in the best interests of the shareholders of Regional Fund and Large Cap Fund, respectively.

         NOW, THEREFORE, in consideration of the premises and of the representations, warranties, covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF REGIONAL FUND TO LARGE CAP FUND SOLELY IN EXCHANGE FOR LARGE CAP FUND SHARES, THE ASSUMPTION OF ALL REGIONAL FUND LIABILITIES AND THE LIQUIDATION OF REGIONAL FUND

         1.1 Subject to the requisite approval by Regional Fund shareholders and to the other terms and conditions set forth herein and on the basis of the representations and warranties contained herein, Regional Fund agrees to transfer all or substantially all of Regional Fund's assets as set forth in
Section 1.2 to Large Cap Fund, and Large Cap Fund agrees in exchange therefor
(a) to deliver to Regional Fund that number of full and fractional Large Cap Fund Shares determined in accordance with Article 2, and (b) to assume all of the liabilities of Regional Fund, as set forth in Section 1.3. Such transactions shall take place as of the effective time provided for in Section 3.1 (the "Effective Time").

         1.2 (a) The assets of Regional Fund to be acquired by Large Cap Fund shall consist of all or substantially all of Regional Fund's property, including, but not limited to, all cash, securities, commodities, futures, and interest and dividends receivable which are owned by Regional Fund as of the Effective Time. All of said assets shall be set forth in detail in an unaudited statement of assets and liabilities of Regional Fund as of the Effective Time (the "Effective Time Statement"). The Effective Time Statement shall, with respect to the listing of Regional Fund's portfolio securities, detail the adjusted tax basis of such securities by lot, the respective holding periods of such securities and the current and accumulated earnings and profits of Regional Fund. The Effective Time Statement shall be prepared in accordance with generally accepted accounting principles (except for footnotes) consistently applied from the prior audited period.

         (b) Regional Fund has provided Large Cap Fund with a list of all of Regional Fund's assets as of the date of execution of this Agreement. Regional Fund reserves the right to sell any of these securities in the ordinary course of its business and, subject to Section 5.1, to acquire additional securities in the ordinary course of its business.

         1.3 Large Cap Fund shall assume all of the liabilities, expenses, costs, charges and reserves (including, but not limited to, expenses incurred in the ordinary course of Regional Fund's operations, such as accounts payable relating to custodian fees, investment management and administrative fees, legal and audit fees, and expenses of state securities registration of Regional Fund's shares), including those reflected in the Effective Time Statement.

         1.4 Immediately after the transfer of assets provided for in Section
1.1 and the assumption of liabilities provided for in Section 1.3, and pursuant to the plan of reorganization adopted herein, Regional Fund will distribute pro rata (as provided in Article 2) to Regional Fund's shareholders of record, determined as of the Effective Time (the "Regional Fund Shareholders"), the Large Cap Fund Shares received by Regional Fund pursuant to Section 1.1, and all other assets of Regional Fund, if any. Thereafter, no additional shares representing interests in Regional Fund shall be issued. Such distribution will be accomplished by the transfer of the Large Cap Fund Shares then credited to the account of Regional Fund on the books of Large Cap Fund to open accounts on the share records of Large Cap Fund in the names of Regional Fund shareholders representing the numbers and classes of Large Cap

Fund Shares due each such shareholder. All issued and outstanding shares of Regional Fund will simultaneously be canceled on the books of Regional Fund, although share certificates representing interests in Regional Fund will represent those numbers and classes of Large Cap Fund Shares after the Effective Time as determined in accordance with Article 2. Unless requested by Regional Fund Shareholders, Large Cap Fund will not issue certificates representing Large Cap Fund Shares issued in connection with such exchange.

         1.5 Ownership of Large Cap Fund Shares will be shown on the books of Large Cap Fund. Large Cap Fund Shares will be issued in the manner described in Large Cap Fund's Prospectus and Statement of Additional Information as in effect as of the Effective Time.

         1.6 Any reporting responsibility of Regional Fund, including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of Regional Fund.

2.       VALUATION; ISSUANCE OF LARGE CAP FUND SHARES

         2.1 The net asset value per share of Regional Fund's shares shall be computed as of the Effective Time using the valuation procedures set forth in its articles of incorporation and bylaws, its then-current Prospectus and Statement of Additional Information, and as may be required by the Investment Company Act of 1940, as amended (the "1940 Act").

         2.2 The total number of Large Cap Fund shares to be issued (including fractional shares, if any) in exchange for the assets and liabilities of Regional Fund shall be determined as of the Effective Time by multiplying the number of Regional Fund shares outstanding immediately prior to the Effective Time by a fraction, the numerator of which is the net asset value per share of Regional Fund's shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of Large Cap Fund's shares immediately prior to the Effective Time, each as determined pursuant to Section 2.1.

         2.3 Immediately after the Effective Time, Regional Fund shall distribute to Regional Fund Shareholders in liquidation of Regional Fund pro rata (based upon the ratio that the number of Regional Fund shares owned by each Regional Fund Shareholder immediately prior to the Effective Time bears to the total number of issued and outstanding Regional Fund shares immediately prior to the Effective Time) the full and fractional Large Cap Fund Shares received by Regional Fund pursuant to Section 2.2. Accordingly, each Regional Fund Shareholder shall receive, immediately after the Effective Time, Large Cap Fund shares with an aggregate net asset value equal to the aggregate net asset value of the Regional Fund shares owned by such Regional Fund Shareholder immediately prior to the Effective Time.

3.       EFFECTIVE TIME; CLOSING


         3.1 The closing of the transactions contemplated by this Agreement (the "Closing") shall occur as of the close of normal trading on the New York Stock Exchange (the "Exchange") (currently, 4:00 p.m. Eastern time) on the first day upon which the conditions to closing shall have been satisfied, or at such time on such later date as provided herein or as the parties otherwise may agree in writing (such time and date being referred to herein as the

"Effective Time"). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time unless otherwise agreed to by the parties. The Closing shall be held at the offices of Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402, or at such other place as the parties may agree.

         3.2 Regional Fund shall deliver at the Closing its written instructions to the custodian for Regional Fund, acknowledged and agreed to in writing by such custodian, irrevocably instructing such custodian to transfer to Large Cap Fund all of Regional Fund's portfolio securities, cash, and any other assets to be acquired by Large Cap Fund pursuant to this Agreement.

         3.3 In the event that the Effective Time occurs on a day on which (a) the Exchange or another primary trading market for portfolio securities of Large Cap Fund or Regional Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on the Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of Large Cap Fund or Regional Fund is impracticable, the Effective Time shall be postponed until the close of normal trading on the Exchange on the first business day when trading shall have been fully resumed and reporting shall have been restored.

         3.4 Regional Fund shall deliver at the Closing its certificate stating that the records maintained by its transfer agent (which shall be made available to Large Cap Fund) contain the names and addresses of Regional Fund shareholders and the number of outstanding Regional Fund shares owned by each such shareholder as of the Effective Time. Large Cap Fund shall certify at the Closing that Large Cap Fund Shares required to be issued by it pursuant to this Agreement have been issued and delivered as required herein.

         3.5 At the Closing, each party to this Agreement shall deliver to the other such bills of sale, liability assumption agreements, checks, assignments, share certificates, if any, receipts or other similar documents as such other party or its counsel may reasonably request.

4.       REPRESENTATIONS, WARRANTIES AND COVENANTS

         4.1 Sit Funds represents, warrants and covenants to Large Cap Fund as follows:

         (a) Sit Funds is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota;

         (b) Sit Funds is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and of each series of shares offered by Sit Funds under the Securities Act of 1933, as amended (the "1933 Act"), is in full force and effect;

         (c) All of the issued and outstanding shares of common stock of Regional Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of Regional Fund are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and Sit Funds is not subject to any stop order and is fully qualified to sell Regional Fund shares in each state in which such shares have been registered;

         (d) The Prospectus and Statement of Additional Information of Regional Fund, as of the date hereof and up to and including the Effective Time, conform and will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

         (e) Regional Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of Sit Fund's articles of incorporation or bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which Regional Fund is a party or by which it is bound;

         (f) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the best of Regional Fund's knowledge, threatened against Regional Fund or any of its properties or assets. Regional Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

         (g) Regional Fund's Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights as of June 30, 1999 and for the year then ended, certified by KPMG LLP, and Regional Fund's unaudited Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights as of December 31, 1999 and for the six-month period then ended (copies of which have been furnished to Large Cap Fund) fairly present, in all material respects, Regional Fund's financial condition as of such dates, and its results of operations, changes in its net assets and financial highlights for such periods in accordance with generally accepted accounting principles, and as of such dates there were no known liabilities of Regional Fund (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

         (h) Since the date of the most recent unaudited financial statements, there has not been any material adverse change in Regional Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by Regional Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed in writing to and acknowledged by Large Cap Fund prior to the date of this Agreement and prior to the Closing Date. All liabilities of Regional Fund (contingent and otherwise) are reflected in the Valuation Date Statement. For the purpose of this subparagraph (h), neither a decline in Regional Fund's net asset value per share nor a decrease in Regional Fund's size due to redemptions by Regional Fund shareholders shall constitute a material adverse change;

         (i) All material federal and other tax returns and reports of Regional Fund required by law to have been filed prior to the Effective Time shall have been filed and shall be correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of Regional Fund's knowledge, no such return is currently under audit and no assessment shall have been asserted with respect to such returns;

         (j) For each taxable year of its operation, Regional Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, and Regional Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for its final, partial taxable year;

         (k) All issued and outstanding shares of Regional Fund are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid and non-assessable, and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. All of the issued and outstanding shares of Regional Fund will, at the Effective Time, be held by the persons and in the amounts set forth in the records of Regional Fund, as provided in Section 3.4. Regional Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Regional Fund shares, and there is not outstanding any security convertible into any Regional Fund shares;

         (l) At the Effective Time, Regional Fund will have good and marketable title to Regional Fund's assets to be transferred to Large Cap Fund pursuant to
Section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder, and upon delivery of and payment for such assets, Large Cap Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act other than as disclosed to Large Cap Fund in the Effective Time Statement;

         (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action on the part of Sit Fund's Board of Directors, and, subject to the approval of Regional Fund shareholders, this Agreement will constitute a valid and binding obligation of Regional Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws relating to or affecting creditors' rights and to the application of equitable principles in any proceeding, whether at law or in equity;

         (n) The information to be furnished by and on behalf of Regional Fund for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects;

         (o) All information pertaining to Regional Fund, its agents and affiliates and included in the Registration Statement referred to in Section 5.5 (or supplied by Regional Fund or its agents or affiliates for inclusion in said Registration Statement), on the effective date of said Registration Statement and up to and including the Effective Time, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading (other than as may timely be remedied by further appropriate disclosure);

         (p) Since the end of Regional Fund's most recently concluded fiscal year, there have been no material changes by Regional Fund in accounting methods, principles or practices, including those required by generally accepted accounting principles, except as disclosed in writing to Large Cap Fund; and

         (q) The Effective Time Statement will be prepared in accordance with generally accepted accounting principles (except for footnotes) consistently applied and will present accurately the assets and liabilities of Regional Fund as of the Effective Time, and the values of Regional Fund's assets and liabilities to be set forth in the Effective Time Statement will be computed as of the Effective Time using the valuation procedures set forth in Regional Fund's articles of incorporation and bylaws, its then-current Prospectus and Statement of Additional

Information, and as may be required by the 1940 Act. At the Effective Time, Regional Fund will have no liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, which are not reflected in the Effective Time Statement.

         4.2 Large Cap Fund represents, warrants and covenants to Regional Fund as follows:

         (a) Large Cap Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota;

         (b) Large Cap Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and of its shares under the 1933 Act, is in full force and effect;

         (c) All of the issued and outstanding shares of common stock of Large Cap Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of Large Cap Fund are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and Large Cap Fund is not subject to any stop order and is fully qualified to sell Large Cap Fund shares in each state in which such shares have been registered;

         (d) The Prospectus and Statement of Additional Information of Large Cap Fund, as of the date hereof and up to and including the Effective Time, conform and will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

         (e) Large Cap Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of its articles of incorporation or bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which it is a party or by which it is bound;

         (f) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the best of Large Cap Fund's knowledge, threatened against Large Cap Fund or any of its properties or assets. Large Cap Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

         (g) Large Cap Fund's Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights as of June 30, 1999, and for the year then ended, certified by KPMG LLP, and Large Cap Fund's unaudited Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights as of December 31, 1999 and for the six-month period then ended (copies of which have been furnished to Regional Fund), fairly present, in all material respects, Large Cap Fund's financial condition as of such dates in accordance with generally accepted accounting principles, and its results of operations, changes in its net assets and financial highlights for such periods, and as of such dates there were no known liabilities of Large Cap Fund (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

         (h) Since the date of the most recent unaudited financial statements, there has not been any material adverse change in Large Cap Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by Large Cap Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except indebtedness incurred in the ordinary course of business. For the purpose of this subparagraph (h), neither a decline in Large Cap Fund's net asset value per share nor a decrease in Large Cap Fund's size due to redemptions by Large Cap Fund shareholders shall constitute a material adverse change;

         (i) All material federal and other tax returns and reports of Large Cap Fund required by law to have been filed prior to the Effective Time shall have been filed and shall be correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of Large Cap Fund's knowledge, no such return is currently under audit and no assessment shall have been asserted with respect to such returns;

         (j) For each taxable year of its operation, Large Cap Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, and Large Cap Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company in the current and future years;

         (k) All issued and outstanding shares of Large Cap Fund are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid and non-assessable, and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. Large Cap Fund Shares to be issued and delivered to Regional Fund for the account of Regional Fund Shareholders, pursuant to the terms of this Agreement, at the Effective Time will have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding, fully paid and non-assessable. Large Cap Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Large Cap Fund shares, and there is not outstanding any security convertible into any Large Cap Fund shares;

         (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action on the part of Large Cap Fund's Board of Directors, and at the Effective Time this Agreement will constitute a valid and binding obligation of Large Cap Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws relating to or affecting creditors' rights and to the application of equitable principles in any proceeding, whether at law or in equity. Consummation of the transactions contemplated by this Agreement does not require the approval of Large Cap Fund's shareholders;

         (m) The information to be furnished by and on behalf of Large Cap Fund for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects;

         (n) Since the end of Large Cap Fund's most recently concluded fiscal year, there have been no material changes by Large Cap Fund in accounting methods, principles or practices, including those required by generally accepted accounting principles, except as disclosed in writing to Regional Fund; and

         (o) The Registration Statement referred to in Section 5.5, on its effective date and up to and including the Effective Time, will (i) conform in all material respects to the applicable requirements of the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading (other than as may timely be remedied by further appropriate disclosure); provided, however, that the representations and warranties in clause (ii) of this paragraph shall not apply to statements in (or omissions from) the Registration Statement concerning Regional Fund, its agents and affiliates (or supplied by Regional Fund, its agents or affiliates for inclusion in said Registration Statement).

5.       FURTHER COVENANTS OF LARGE CAP FUND AND REGIONAL FUND

         5.1 Each of Regional Fund and Large Cap Fund will operate its business in the ordinary course between the date hereof and the Effective Time, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distributions that may be advisable (which may include distributions prior to the Effective Time of net income and/or net realized capital gains not previously distributed). Regional Fund agrees that, through the Effective Time, it will not acquire any securities which are not permissible investments for Large Cap Fund.

         5.2 Regional Fund will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

         5.3 Regional Fund will assist Large Cap Fund in obtaining such information as Large Cap Fund reasonably requests concerning the beneficial ownership of Regional Fund shares.

         5.4 Subject to the provisions of this Agreement, Large Cap Fund and Regional Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

         5.5 Regional Fund will provide Large Cap Fund with information reasonably necessary with respect to Regional Fund and its agents and affiliates for the preparation of the Registration Statement on Form N-14 of Large Cap Fund (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act.

         5.6 Large Cap Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such state blue sky or securities laws as may be necessary in order to conduct its operations after the Effective Time.

6.       CONDITIONS PRECEDENT TO OBLIGATIONS OF REGIONAL FUND

         The obligations of Regional Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by Large Cap Fund of all the obligations to be performed by it hereunder at or before the Effective Time, and, in addition thereto, the following further conditions (any of which may be waived by Regional Fund, in its sole and absolute discretion):

         6.1 All representations and warranties of Large Cap Fund contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time with the same force and effect as if made at such time;

         6.2 Large Cap Fund shall have delivered to Regional Fund a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to Regional Fund and dated as of the date of the Closing, to the effect that the representations and warranties of Large Cap Fund made in this Agreement are true and correct at the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Regional Fund shall reasonably request; and

         6.3 Large Cap Fund shall have delivered to Regional Fund the certificate as to the issuance of Large Cap Fund shares contemplated by the second sentence of Section 3.4.

7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF LARGE CAP FUND

         The obligations of Large Cap Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by Regional Fund of all of the obligations to be performed by it hereunder at or before the Effective Time and, in addition thereto, the following conditions (any of which may be waived by Large Cap Fund, in its sole and absolute discretion):

         7.1 All representations and warranties of Regional Fund contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time with the same force and effect as if made at such time;

         7.2 Large Cap Fund shall have received, and certified as to its receipt of, the Effective Time Statement;

         7.3 Regional Fund shall have delivered to Large Cap Fund a certificate executed in the name of Sit Funds by Sit Funds' President or a Vice President, in a form reasonably satisfactory to Large Cap Fund and dated as of the date of the Closing, to the effect that the representations and warranties of Sit Fund and Regional Fund made in this Agreement are true and correct at the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Large Cap Fund shall reasonably request;

         7.4 Regional Fund shall have delivered to Large Cap Fund the written instructions to the custodian for Regional Fund contemplated by Section 3.2;

         7.5 Regional Fund shall have delivered to Large Cap Fund the certificate as to its shareholder records contemplated by the first sentence of
Section 3.4;

         7.6 At or prior to the Effective Time, Regional Fund's investment adviser, or an affiliate thereof, shall have reimbursed Regional Fund by the amount, if any, that the expenses incurred by Regional Fund (or accrued up to the Effective Time) exceed any applicable contractual expense limitations; and

         7.7 Immediately prior to the Effective Time, Regional Fund shall not hold any securities which are not permissible investments for Large Cap Fund.

8.       FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF LARGE CAP FUND AND
         REGIONAL FUND

         The following shall constitute further conditions precedent to the consummation of the Reorganization:

         8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of Regional Fund in accordance with the provisions of Sit Funds' articles of incorporation and bylaws and applicable law, and certified copies of the resolutions evidencing such approval shall have been delivered to Large Cap Fund. Notwithstanding anything herein to the contrary, neither Large Cap Fund nor Regional Fund may waive the conditions set forth in this Section 8.1;


         8.2 Sit Funds and Large Cap Fund shall have obtained such exemptive relief from the provisions of the 1940 Act as may, in the view of their counsel, be required in order to consummate the transactions contemplated hereby;

         8.3 As of the Effective Time, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

         8.4 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by Large Cap Fund or Regional Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of Large Cap Fund or Regional Fund, provided that either party hereto may for itself waive any of such conditions;

         8.5 The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

         8.6 The parties shall have received the opinion of Dorsey & Whitney LLP addressed to Sit Funds and Large Cap Fund, dated as of the date of the Closing, and based in part on certain representations to be furnished by Sit Funds, Large Cap Fund, and their investment adviser and other service providers, substantially to the effect that:


                  (i) the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and Large Cap Fund and Regional Fund each will qualify as a party to the Reorganization under
         Section 368(b) of the Code;

                  (ii) Regional Fund shareholders will recognize no income, gain or loss upon receipt, pursuant to the Reorganization, of Large Cap Fund Shares. Regional Fund shareholders subject to taxation will recognize income upon receipt of any net investment income or net capital gains of Regional Fund which are distributed by Regional Fund prior to the Effective Time;

                  (iii) the tax basis of the Large Cap Fund Shares received by each Regional Fund shareholder pursuant to the Reorganization will be equal to the tax basis of Regional Fund shares exchanged therefor;

                  (iv) the holding period of the Large Cap Fund Shares received by each Regional Fund shareholder pursuant to the Reorganization will include the period during which the Regional Fund shareholder held the Regional Fund shares exchanged therefor, provided that the Regional Fund shares were held as a capital asset at the Effective Time;

                  (v) Regional Fund will recognize no income, gain or loss by reason of the Reorganization;

                  (vi) Large Cap Fund will recognize no income, gain or loss by reason of the Reorganization;

                  (vii) the tax basis of the assets received by Large Cap Fund pursuant to the Reorganization will be the same as the basis of those assets in the hands of Regional Fund as of the Effective Time;

                  (viii) the holding period of the assets received by Large Cap Fund pursuant to the Reorganization will include the period during which such assets were held by Regional Fund; and

                  (ix) Large Cap Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of Regional Fund as of the Effective Time.


                  Notwithstanding anything herein to the contrary, neither Large Cap Fund nor Regional Fund may waive the condition set forth in this paragraph 8.6.

         8.7 The Amendment shall have been filed in accordance with applicable provisions of Minnesota law.


9.       EXPENSES


         All expenses incurred by the parties hereto in connection with the transactions contemplated hereby (including, without limitation, the fees and expenses associated with the preparation and filing of the Registration Statement referred to in Section 5.5 above and the application for exemptive relief referred to in Section 8.2 above, and the expenses of printing and mailing the prospectus/proxy statement, soliciting proxies and holding the Regional Fund shareholders meeting required to approve the transactions contemplated hereby) shall be borne by Sit Investment Associates, Inc.

10.      ENTIRE AGREEMENT; SURVIVAL OF REPRESENTATIONS AND WARRANTIES

         10.1 Large Cap Fund and Regional Fund agree that neither party has made any representation, warranty, covenant or agreement not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereby.

11.      TERMINATION

         This Agreement and the transactions contemplated hereby may be terminated and abandoned by either party by resolution of the party's board of directors at any time prior to the Effective Time, if circumstances should develop that, in the good faith opinion of such board, make proceeding with this Agreement and such transactions not in the best interest of the applicable party's shareholders.

12.      AMENDMENTS

         This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of Sit Funds and Large Cap Fund; provided, however, that following the meeting of Regional Fund shareholders called by Regional Fund pursuant to Section 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Large Cap Fund Shares to be issued to Regional Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.      NOTICES

         Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, addressed to Large Cap Fund or Regional Fund, 4600 Norwest Center, Minneapolis, MN 55402.

14.      HEADINGS; COUNTERPARTS; ASSIGNMENT; MISCELLANEOUS

         14.1 The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement.

         14.3 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         14.4 The validity, interpretation and effect of this Agreement shall be governed exclusively by the laws of the State of Minnesota, without giving effect to the principles of conflict of laws thereof.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

                                       SIT MUTUAL FUNDS, INC.
                                       ON BEHALF OF SIT REGIONAL GROWTH FUND


                                       By
                                          --------------------------------------

                                       Its
                                          --------------------------------------


                                       SIT LARGE CAP GROWTH FUND, INC.


                                       By
                                          --------------------------------------

                                       Its
                                          --------------------------------------

                EXHIBIT 1 TO AGREEMENT AND PLAN OF REORGANIZATION

                              ARTICLES OF AMENDMENT
                                       TO
                 AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                       OF
                             SIT MUTUAL FUNDS, INC.



         The undersigned officer of Sit Mutual Funds, Inc. ("Sit Funds"), a corporation subject to the provisions of Chapter 302A of the Minnesota statutes, hereby certifies that Sit Fund's (a) Board of Directors, at a meeting held February 20, 2000, and (b) shareholders, at a meeting held June 15, 2000, adopted the resolutions hereinafter set forth; and such officer further certifies that the amendments to Sit Fund's Articles of Incorporation set forth in such resolutions were adopted pursuant to Chapter 302A.


         WHEREAS, Sit Funds is registered as an open-end management investment company (I.E., a mutual fund) under the Investment Company Act of 1940 and offers its shares to the public in more than one series, each of which represents a separate and distinct portfolio of assets;

         WHEREAS, it is desirable and in the best interest of the holders of the Sit Regional Growth Fund ("Regional Fund"), a series of Sit Funds, that the assets belonging to such series, subject to its stated liabilities, be sold to Sit Large Cap Growth Fund, Inc. ("Growth Fund"), a Minnesota corporation and an open-end management investment company registered under the Investment Company Act of 1940, in exchange for shares of Growth Fund;

         WHEREAS, Sit Funds wishes to provide for the PRO RATA distribution of such shares of Growth Fund received by it to holders of shares of Regional Fund and the simultaneous cancellation and retirement of the outstanding shares of Regional Fund;

         WHEREAS, Sit Funds and Growth Fund have entered into an Agreement and Plan of Reorganization providing for the foregoing transactions; and

         WHEREAS, the Agreement and Plan of Reorganization requires that, in order to bind all shareholders of Regional Fund to the foregoing transactions, and in particular to bind such shareholders to the cancellation and retirement of the outstanding shares of Regional Fund, it is necessary to adopt an amendment to Sit Fund's Amended and Restated Articles of Incorporation.

         NOW, THEREFORE, BE IT RESOLVED, that Sit Fund's Amended and Restated Articles of Incorporation be, and the same hereby are, amended to add the following Article 5A immediately following Article 5 thereof:

                  5A. (a) For purposes of this Article 5A, the following terms shall have the following meanings:

                  "SIT FUNDS" means the Corporation.

                  "ACQUIRED FUND" means Sit Regional Growth Fund, the Series F Shares of the Corporation.

                  "ACQUIRING FUND" means Sit Large Cap Growth Fund, Inc., a Minnesota corporation.

                  "VALUATION DATE" means the day established in the Agreement and Plan of Reorganization as the day upon which the value of the Acquired Fund's assets is determined for purposes of the reorganization.

                  "CLOSING DATE" means 5:00 p.m., Eastern time, on the Valuation Date or such other date and time upon which Sit Funds and the Acquiring Fund agree.

                  (b) At the Closing Date, the assets belonging to the Acquired Fund, the Special Liabilities associated with such assets, and the General Assets and General Liabilities allocated to the Acquired Fund shall be sold to and assumed by the Acquiring Fund in return for Acquiring Fund shares, all pursuant to the Agreement and Plan of Reorganization. For purposes of the foregoing, the terms "Assets belonging to," "Special Liabilities," "General Assets" and "General Liabilities" have the meanings assigned to them in Article 7(b), (c) and (d) of Sit Fund's Articles of Incorporation.

                  (c) The number of Acquiring Fund shares to be received by the Acquired Fund and distributed by it to the Acquired Fund shareholders shall be determined as follows:

                           (i) The value of the Acquired Fund's assets and the
                  net asset value per share of the Acquiring Fund's shares shall be computed as of the Valuation Date using the valuation procedures set forth in the Acquiring Fund's then-current Prospectus and Statement of Additional Information, and as may be required by the Investment Company Act of 1940, as amended (the "1940 Act").

                           (ii) The total number of Acquiring Fund shares to be
                  issued (including fractional shares, if any) in exchange for assets and liabilities of the Acquired Fund shall be determined as of the Valuation Date by dividing the value of the Acquired Fund's assets, net of its stated liabilities on the Closing Date to be assumed by the Acquiring Fund, by the net asset value of the Acquiring Fund's shares, each as determined pursuant to (i) above.

                           (iii) On the Closing Date, or as soon as practicable
                  thereafter, the Acquired Fund shall distribute PRO RATA to its shareholders of record as of the Valuation Date the full and fractional Acquiring Fund shares received by the Acquired Fund pursuant to (ii) above.


                  (d) The distribution of Acquiring Fund shares to Acquired Fund shareholders provided for in paragraph (c) above shall be accomplished by an instruction, signed by Sit Funds' Secretary, to transfer Acquiring Fund shares then credited to the Acquired Fund's account on the books of the Acquiring Fund to open accounts on the books of the Acquiring Fund in the names of the Acquired Fund shareholders in amounts representing the respective PRO RATA number of Acquiring Fund shares due each such shareholder pursuant to the foregoing provisions. All issued and outstanding shares of the Acquired Fund shall simultaneously be canceled on the books of the Acquired Fund and retired.

                  (e) From and after the Closing Date, the Acquired Fund shares canceled and retired pursuant to paragraph (d) above shall have the status of authorized and unissued Shares of Sit Funds, without designation as to series.


         IN WITNESS WHEREOF, the undersigned officer of Sit Funds has executed these Articles of Amendment on behalf of Sit Funds on __________, 2000.

                                       SIT MUTUAL FUNDS,  INC.


                                       By
                                          --------------------------------------

                                          Its
                                              ----------------------------------

                PROSPECTUS /PROXY STATEMENT

                       MAY 22, 2000


             PROPOSED ACQUISITION OF ASSETS OF

                 SIT REGIONAL GROWTH FUND
              A SEPARATELY MANAGED SERIES OF
                  SIT MUTUAL FUNDS, INC.

             BY AND IN EXCHANGE FOR SHARES OF

              SIT LARGE CAP GROWTH FUND, INC.


       ============================================

                     TABLE OF CONTENTS

       ============================================


                                                      PAGE
                                                      ----


FEES AND EXPENSES.....................................   3
SUMMARY...............................................   4
RISK FACTORS..........................................   6
INFORMATION ABOUT THE REORGANIZATION..................   7
INFORMATION ABOUT REGIONAL FUND AND
     LARGE CAP FUND...................................  11
VOTING INFORMATION....................................  12
FINANCIAL STATEMENTS AND EXPERTS......................  14
LEGAL MATTERS.........................................  14
EXHIBIT A -- AGREEMENT AND PLAN OF
     REORGANIZATION................................... A-1


       ============================================

THE FOLLOWING DOCUMENTS ACCOMPANY THIS PROSPECTUS/PROXY
STATEMENT:

PROSPECTUS DATED NOVEMBER 1, 1999 OF SIT REGIONAL GROWTH
FUND AND SIT LARGE CAP GROWTH FUND

ANNUAL REPORT OF SIT REGIONAL GROWTH FUND AND SIT LARGE
CAP GROWTH FUND FOR THE FISCAL YEAR ENDED JUNE 30, 1999

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                               DATED MAY 22, 2000


                         SIT LARGE CAP GROWTH FUND, INC.
                  4600 NORWEST CENTER, 90 SOUTH SEVENTH STREET
                          MINNEAPOLIS, MINNESOTA 55402
                                 (612) 334-5888
                                 (800) 332-5580

  ACQUISITION OF THE ASSETS OF SIT REGIONAL GROWTH FUND, A SERIES OF SIT MUTUAL FUNDS, INC., BY AND IN EXCHANGE FOR SHARES OF SIT LARGE CAP GROWTH FUND, INC.

         This Statement of Additional Information relates to the proposed Agreement and Plan of Reorganization providing for (a) the acquisition of substantially all of the assets and the assumption of all liabilities of Sit Regional Growth Fund (the "Acquired Fund"), a series of Sit Mutual Funds, Inc., in exchange for shares of common stock of Sit Large Cap Growth Fund, Inc. (the "Acquiring Fund") having an aggregate net asset value equal to the aggregate value of the assets acquired (less the liabilities assumed) of the Acquired Fund and (b) the liquidation of the Acquired Fund and the pro rata distribution of the Acquiring Fund shares to Acquired Fund shareholders.

         This Statement of Additional Information consists of this cover page and the following documents, which are incorporated by reference herein:

         1. The Statement of Additional Information dated November 1, 1999 of the Acquiring Fund and the Acquired Fund.

         2. Financial statements of the Acquiring Fund and the Acquired Fund included in the Sit Stock Funds Annual Report for the fiscal year ended June 30, 1999.

         3. Financial statements of the Acquiring Fund and the Acquired Fund included in the Sit Stock Funds Semi-Annual Report for the six months ended December 31, 1999.

         No additional financial statements are required by Form N-14, Item 14 because the net asset value of the Acquired Fund did not exceed 10% of the net asset value of the Acquiring Fund as of March 31, 2000.


         This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement dated May 22, 2000 relating to the above-referenced transaction may be obtained without charge by writing or calling the Acquired Fund or the Acquiring Fund at the addresses or telephone numbers noted above. This Statement of Additional Information relates to, and should be read in conjunction with, such Prospectus/Proxy Statement.

         [Note: In the SEC filing package, Item No. 2 referred to above is included in Part A as materials to be delivered with the Prospectus/Proxy Statement. A copy of Item No. 2 also will be delivered to any person requesting the Statement of Additional Information.]


                                       B-2